CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned chief executive officer and chief financial officer of the Registrant hereby certify that, to their knowledge, this Quarterly Report on Form 10-Q for the quarter ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                               By:/s/ Don Jennings
                                  ----------------------------------------------
                                  Name: Don Jennings
                                  Title:   President and Chief Executive Officer



                               By:/s/ R. Clay Hulette
                                  ----------------------------------------------
                                  Name: R. Clay Hulette
                                  Title:Vice President and Chief Financial
                                        Officer

                               Date: February 7, 2003


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